                                                                       Exhibit 9


                               POWER OF ATTORNEY

     The undersigned hereby makes, constitutes and appoints Humayun Shahryar and Syed Arif Masood Naqvi (each an "Attorney in Fact", collectively the "Attorneys in Fact"), and each of them with full power of substitution, the true and lawful attorney in fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on
Schedule 13D and any and all amendments thereto pursuant to Rules 13D and 13G of the Securities Exchange Act of 1934, as amended, and any other forms, certificates, documents or instruments that any of the Attorneys in Fact deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Rules 13D and 13G.

     This Power of Attorney shall remain in effect for a period of one year from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.



                                      Rasmala Distribution (Bermuda) Limited
Dated: January 3, 2002
                                      By: /s/ Imtiaz Hydari
                                          -------------------------------------
                                      Name: Imtiaz Hydari
                                            -----------------------------------
                                      Title: Director
                                             ----------------------------------





                                      Rasmala Distribution (Cayman) Limited
Dated: January 3, 2002
                                      By: /s/ Imtiaz Hydari
                                         --------------------------------------
                                      Name: Imtiaz Hydari
                                            -----------------------------------
                                      Title: Director
                                             ----------------------------------





                                      Rasmala Buyout Fund LP
Dated: January 3, 2002
                                      By: /s/ Imtiaz Hydari
                                         --------------------------------------
                                      Name: Imtiaz Hydari
                                            -----------------------------------
                                      Title: Director
                                             ----------------------------------





                                      Rasmala General Partners II Limited
Dated: January 3, 2002
                                      By: /s/ Imtiaz Hydari
                                         --------------------------------------
                                      Name: Imtiaz Hydari
                                            -----------------------------------
                                      Title: Director
                                             ----------------------------------




                                     Rasmala Partners Ltd.
Dated: January 3, 2002
                                     By: /s/ Ali Samir al Shihabi
                                        -------------------------------
                                     Name: Ali Samir al Shihabi
                                           ----------------------------
                                     Title: Director
                                            ----------------------------------





Dated: January 3, 2002              /s/ Ali Samir al Shihabi
                                     -----------------------------------------
                                     Ali Samir al Shihabi





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Dated: January 3, 2002               /s/ Imtiaz Hydari
                                     -----------------------------------------
                                     Imtiaz Hydari





Dated: January 3, 2002               /s/ Syed Salman Mahdi
                                     -----------------------------------------
                                     Syed Salman Mahdi





Dated: January 3, 2002               /s/ Shirish Saraf
                                     -----------------------------------------
                                     Shirish Saraf





Dated: January 3, 2002               /s/ Arif Naqvi
                                     -----------------------------------------
                                     Syed Arif Masood Naqvi






                                     Groupe Cupola Luxembourgeoise Holdings S.A.
Dated: January 3, 2002
                                     By: /s/ Arif Naqvi
                                        --------------------------------------
                                     Name: Arif Naqvi
                                           -----------------------------------
                                     Title: Chief Executive Officer
                                            ----------------------------------